UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 9, 2002

UNIVERSAL FOREST PRODUCTS, INC.
(Exact name of Registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File No.)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

616-364-6161
(Registrant's Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 9.   Regulation FD Disclosure

On August 2, 2002, the Company’s Principal Executive Officer and Principal Financial Officer, respectively, each filed sworn statements pursuant to the Commission’s Order issued on June 27, 2002 pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934. A copy of each of those oaths is attached.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
99.1	Statement Under Oath of the Principal Executive Officer of Universal Forest Products, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

99.2	Statement Under Oath of the Principal Financial Officer of Universal Forest Products, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL FOREST PRODUCTS, INC. (Registrant)
Dated: August 9, 2002	By /s/ Michael R. Cole Michael R. Cole, Principal Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Statement Under Oath of the Principal Executive Officer of Universal Forest Products, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

99.2	Statement Under Oath of the Principal Financial Officer of Universal Forest Products, Inc. pursuant to the Commission's Order dated June 27, 2002 under Section 21(a)(1) of the Securities and Exchange Act.

UNIVERSAL FOREST PRODUCTS, INC.

Statement Under Oath of Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, William G. Currie, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Universal Forest Products, Inc., and except as corrected or supplemented in a subsequent covered report:
  No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's Audit Committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:
  The Annual Report on Form 10-K filed with the Commission for the period ended December 29, 2001 of Universal Forest Products, Inc.;

  All reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Universal Forest Products, Inc., Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  Any amendments to any of the foregoing.

/s/ William G. Currie William G. Currie Principal Executive Officer August 2, 2002	Subscribed and sworn to before me this 2nd day of August, 2002. [NOTARIZED] Notary Public, Kent County, MI My Commission Expires:

UNIVERSAL FOREST PRODUCTS, INC.

Statement Under Oath of Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Michael R. Cole, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Universal Forest Products, Inc., and except as corrected or supplemented in a subsequent covered report:
  No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's Audit Committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:
  The Annual Report on Form 10-K filed with the Commission for the period ended December 29, 2001 of Universal Forest Products, Inc.;

  All reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Universal Forest Products, Inc., Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  Any amendments to any of the foregoing.

/s/ Michael R. Cole Michael R. Cole Principal Financial Officer August 2, 2002	Subscribed and sworn to before me this 2nd day of August, 2002. [NOTARIZED] Notary Public, Kent County, MI My Commission Expires: